UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 2, 2011

IMMUCOR, INC.
(Exact name of registrant as specified in its charter)

Georgia	0-14820	22-2408354
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3130 Gateway Drive, Norcross, Georgia	30071
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 441-2051

Not Applicable
(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On July 2, 2011, Immucor, Inc., a Georgia corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with IVD Holdings Inc., a Delaware corporation (“Parent”) and affiliate of TPG Partners VI, L.P., and IVD Acquisition Corporation, a Georgia corporation and a wholly owned subsidiary of Parent (“Purchaser”).

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, $0.10 par value per share, of the Company (the “Shares”) at a purchase price of $27.00 per share, in cash, subject to required withholding taxes and without interest (the “Offer Price”).  Immediately following the consummation of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into the Company (the “Merger”) and the Company will become a wholly-owned subsidiary of Parent. The Merger Agreement also provides that the Merger may be consummated regardless of whether the Offer is completed, but if the Offer is not completed, the Merger will only be consummated after the shareholders of the Company have adopted and approved the Merger Agreement at a meeting of shareholders. In the Merger, each outstanding Share (other than (i) Shares owned by Parent, Purchaser or the Company and (ii) Shares as to which dissenters rights have been perfected (and not withdrawn) in accordance with applicable law) will be converted into the right to receive cash in an amount equal to the Offer Price.

The Merger Agreement provides that Purchaser will commence the Offer no later than July 15, 2011, and the Offer is initially scheduled to expire at 5:00 p.m., Atlanta, Georgia time, on August 18, 2011.  Upon the consummation of the Offer, Purchaser will accept and promptly pay for each Share validly tendered, and not withdrawn, in accordance with the terms of the Offer. Purchaser’s obligation to accept for payment and pay for all Shares validly tendered pursuant to the Offer is subject to (i) the condition that the number of Shares validly tendered and not withdrawn represents at least 84% of the total number of Shares outstanding on a fully-diluted basis (the “Minimum Tender Condition”), (ii) Parent’s receipt of the proceeds under certain financing agreements, including a debt commitment letter from Citigroup Global Markets Inc., JPMorgan Chase Bank, N.A., and J.P. Morgan Securities LLC (the “Lenders”) and/or the Lenders shall have confirmed to Parent or Purchaser that the debt financing will be available at the closing of the Offer in an amount sufficient to consummate the Offer and (iii) the satisfaction or waiver of other customary closing conditions as set forth in the Merger Agreement, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of any antitrust or competition approvals under the laws of Germany.

If the Minimum Tender Condition is not met, and in certain other circumstances, the parties have agreed to complete the Merger without the prior completion of the Offer, after the adoption and approval of the Merger Agreement by holders of a majority of the outstanding Shares.  In that case, the consummation of the Merger would be subject to similar conditions as the Offer, other than the additional condition to the Merger regarding the shareholder approval requirement and the inapplicability to the Merger of (i) the Minimum Tender Condition and (ii) the condition regarding the receipt of funds from the Lenders and/or the confirmation of the availability of the debt financing from the Lenders.

The Company has granted to Purchaser an irrevocable option, which Purchaser, subject to certain conditions, may exercise after the consummation of the Offer, to purchase such number of newly issued Shares at the Offer Price such that, when added to the Shares already owned by Parent, Purchaser and their affiliates at the time of such exercise, constitutes at least one Share more than 90% of the total number of Shares outstanding on a fully-diluted basis (the “Top-Up Option”). The Top-Up Option is intended to expedite the timing of the completion of the Merger.  If Purchaser acquires more than 90% of the outstanding Shares in the Offer, or through the Offer and exercise of the Top-Up Option, it will complete the Merger through the “short form” procedures available under Georgia law, which would not require the Company to hold a meeting of its shareholders to vote on the adoption and approval of the Merger Agreement.

The Merger Agreement requires the Company to use commercially reasonable efforts to provide that each stock option outstanding under the Company’s equity incentive plans will vest and become exercisable immediately prior to the earlier of the closing of the Offer and the effective time of the Merger (the “Acceleration Time”), and to provide that, at the Acceleration Time, each such stock option will be cancelled and the holder thereof will be entitled to receive an amount in cash equal to the product of (i) the total number of Shares subject to such stock option, multiplied by (ii) the excess, if any, of (1) the Offer Price over (2) the exercise price of such stock option.  The Merger Agreement also requires the Company to use commercially reasonable efforts to provide that each share of restricted stock under the Company’s equity incentive plans that is outstanding immediately prior to the Acceleration Time shall become fully vested and transferable and entitled to receive the Offer Price at the Acceleration Time.  In addition, the Merger Agreement requires the Company to use commercially reasonable efforts to provide that each restricted stock unit and performance share that is outstanding under the Company’s equity incentive plans shall become fully vested and shall be cancelled in exchange for the right to receive the Offer Price.

Effective upon the consummation of the Offer, Purchaser will be entitled to designate a number of directors, rounded up to the next whole number, on the Company’s board of directors equal to the product of (i) the total number of directors on the Company’s board of directors and (ii) the percentage that the number of Shares beneficially owned by Parent or Purchaser bears to the number of Shares then outstanding on a fully diluted basis. However, Parent, Purchaser and the Company shall use their reasonable best efforts to ensure that after the consummation of the Offer, at least three independent directors currently serving on the Company’s board of directors shall continue to be on the Company’s board of directors until the effective time of the Merger.

The Merger Agreement contains customary representations, warranties and covenants of the parties. The Company is permitted to solicit inquiries or engage in discussions with third parties relating to an acquisition proposal (as defined in the Merger Agreement) until 11:59 p.m., Atlanta, Georgia time on August 15, 2011, and after such period the Company may not solicit or initiate discussions with third parties regarding other proposals to acquire the Company (the “no-shop” period) and has agreed to certain restrictions on its ability to respond to such proposals, subject to the fulfillment of certain fiduciary duties of the Company’s board of directors. The Company must give Parent and Purchaser four business days notice (whether prior to or during the “no-shop” period) before the Company is permitted to change its recommendation or terminate the Merger Agreement to accept a superior proposal (as defined in the Merger Agreement).

The Merger Agreement contains certain termination rights for Parent and the Company including, with respect to the Company, in the event that the Company receives a superior proposal. In connection with the termination of the Merger Agreement under specified circumstances, including with respect to the Company’s entry into an agreement with respect to a superior proposal, the Company is required to pay to Parent a termination fee equal to $45 million, unless the termination by the Company and entry into an agreement with respect to a superior proposal occurs prior to the “no-shop” period or involves a party from whom the Company has received an acquisition proposal following the date of the Merger Agreement and prior to the “no shop” period, in which case the Company is required to pay Parent a termination fee equal to $25 million.  Parent will be required to pay the Company a termination fee equal to $90 million under certain specified circumstances as set forth in the Merger Agreement.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1, to this Current Report on Form 8-K and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure letter provided by the Company in connection with the signing of the Merger Agreement. This disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company, Parent and Purchaser, rather than establishing matters of fact. Furthermore, the representations and warranties may be subject to standards of materiality applicable to the Company, Parent and Purchaser that may be different from those which are applicable to the Company’s shareholders. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about the Company, Parent or Purchaser.

Item 3.03 Material Modification to Rights of Security Holders.

On July 2, 2011, the Company’s board of directors approved, and the Company entered into, an amendment to the Amended and Restated Shareholder Rights Agreement, dated as of November 20, 2001 and as amended effective April 20, 2009 (the “Rights Plan”), by and between the Company and Computershare Trust Company, N.A. (as successor to Equiserve Trust Company, N.A.), with the purpose and intent of rendering the Rights Plan inapplicable to the Offer, the Top-Up Option, the Merger, the Merger Agreement and any other transaction with Parent, Purchaser or their affiliates contemplated by the Merger Agreement, and to cause the Rights Plan to terminate immediately prior to the effective time of the Merger. The foregoing description of the amendment to the Rights Plan is not complete and is qualified in its entirety by reference to Amendment No. 2 to Amended and Restated Shareholder Rights Plan, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 8.01  Other Events.

On July 5, 2011, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Notice to Investors

The planned tender offer described in this Current Report on Form 8-K has not yet commenced. The description contained in this Current Report on Form 8-K is not an offer to buy or the solicitation of an offer to sell securities. At the time the planned tender offer is commenced, Parent and Purchaser will file a tender offer statement on Schedule TO with the Securities and Exchange Commission (the “SEC”), and the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the planned tender offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other tender offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully before making any decision to tender securities in the planned tender offer.  These materials will be made available to the Company’s shareholders at no expense to them and may also be obtained by contacting the Company’s Investor Relations Department at 3130 Gateway Drive, Norcross, Georgia, telephone number (770) 441-2051.  All of these materials (and all other tender offer documents filed with the SEC) will also be made available at no charge at the SEC’s website (www.sec.gov).

Additional Information about the Merger and Where to Find It

In connection with the potential one-step merger, the Company will file a proxy statement with the SEC. Additionally, the Company will file other relevant materials with the SEC in connection with the proposed acquisition of the Company by Parent pursuant to the terms of the Merger Agreement. The proxy statement and other material filed with the SEC will contain important information about the Company and the Merger that should be read carefully before making any voting or investment decision with respect to the proposed Merger.  These materials will be made available to the Company’s shareholders at no expense to them and may also be obtained by contacting the Company’s Investor Relations Department at 3130 Gateway Drive, Norcross, Georgia, telephone number (770) 441-2051.  All of these materials (and all other merger documents filed with the SEC) will also be made available at no charge at the SEC’s website (www.sec.gov).

The Company and its officers and directors, under the SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed Merger. Investors and security holders may obtain more detailed information regarding the names, affiliations, and interests of certain of the Company’s officers and directors, as well as other matters, in the Company’s proxy statement for its 2010 annual meeting of shareholders and the proxy statement and other relevant materials which will be filed with the SEC in connection with the Merger. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, will be set forth in the proxy statement relating to the Merger.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including, among others, statements regarding the anticipated acquisition of the Company by Parent, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future events and involve risks and uncertainties that actual events may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to, uncertainties as to how many of the Company’s shareholders will tender their stock in the Offer, the possibility that competing offers will be made, unexpected costs or liabilities, the result of the review of the proposed transaction by various regulatory agencies and any conditions imposed in connection with the consummation of the transaction, and the possibility that various closing conditions for the transaction may not be satisfied or waived.  Other factors that may cause actual results to differ materially include those set forth in the reports that the Company files from time to time with the SEC, including its annual report on Form 10-K for the year ended May 31, 2010 and quarterly and current reports on Form 10-Q and Form 8-K. These forward-looking statements reflect the Company’s expectations as of the date hereof. The Company undertakes no obligation to update the information provided herein.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

2.1
Agreement and Plan of Merger by and among the Company, Parent and Purchaser dated as of July 2, 2011. Certain schedules referenced in the Agreement and Plan of Merger have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

4.1
Amendment No. 2 dated as of  July 2, 2011 to Amended and Restated Shareholder Rights Agreement, dated as of November 20, 2001 and as amended effective April 20, 2009, by and between the Company and Computershare Trust Company, N.A. (as successor to Equiserve Trust Company, N.A.).

99.1	Press Release, dated July 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUCOR, INC.

Date: July 5, 2011	By:	/s/ Philip H. Moïse
Philip H. Moïse
Executive Vice President and General Counsel

Exhibit Index

2.1
Agreement and Plan of Merger by and among the Company, Parent and Purchaser dated as of July 2, 2011. Certain schedules referenced in the Agreement and Plan of Merger have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

4.1
Amendment No. 2 dated as of  July 2, 2011 to Amended and Restated Shareholder Rights Agreement, dated as of November 20, 2001 and as amended effective April 20, 2009, by and between the Company and Computershare Trust Company, N.A. (as successor to Equiserve Trust Company, N.A.).

99.1	Press Release, dated July 5, 2011